First Quarter 2017 Earnings Conference Call May 3, 2017

2 A A a This presentation includes statements that are forward-looking statements made pursuant to the safe harbor provisions of the Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those expressed in forward-looking statements is contained in EE's most recently filed periodic reports and in other filings made by EE with the U.S. Securities and Exchange Commission (the "SEC"), and include, but is not limited to:  Increased prices for fuel and purchased power and the possibility that regulators may not permit EE to pass through all such increased costs to customers or to recover previously incurred fuel costs in rates  Full and timely recovery of capital investments and operating costs through rates in Texas and New Mexico  Uncertainties and instability in the general economy and the resulting impact on EE’s sales and profitability  Changes in customers’ demand for electricity as a result of energy efficiency initiatives and emerging competing services and technologies, including distributed generation  Unanticipated increased costs associated with scheduled and unscheduled outages of generating plant  Unanticipated maintenance, repair, or replacement costs for generation, transmission, or distribution facilities and the recovery of proceeds from insurance policies providing coverage for such costs  The size of our construction program and our ability to complete construction on budget and on time  Potential delays in our construction schedule due to legal challenges or other reasons  Costs at Palo Verde  Deregulation and competition in the electric utility industry  Possible increased costs of compliance with environmental or other laws, regulations and policies  Possible income tax and interest payments as a result of audit adjustments proposed by the IRS or state taxing authorities  Uncertainties and instability in the financial markets and the resulting impact on EE’s ability to access the capital and credit markets  Possible physical or cyber attacks, intrusions or other catastrophic events  Other factors of which we are currently unaware or deem immaterial EE’s filings are available from the SEC or may be obtained through EE’s website, http://www.epelectric.com. Any such forward-looking statement is qualified by reference to these risks and factors. EE cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this news release, and EE does not undertake to update any forward- looking statement contained herein. Safe Harbor Statement

31st Quarter Financial Results  Reported 1st Quarter 2017 net loss of $4.0 million (or $0.10 per share), compared to 1st Quarter 2016 net loss of $5.8 million (or $0.14 per share)  Reported $2.43 per share for the twelve months ended March 31, 2017

42017 Texas Rate Case  Filed general rate case on February 13, 2017, Docket No. 46831, based on a historical test year ended September 30, 2016  Rate case is needed to recover costs of approximately $444.3 million to complete the Montana Power Station (MPS) and other investments, which continue to help: Meet customer and load growth* Maintain and improve electric system  Request included: Non-fuel base revenue increase of $42.5 million Final rates relating back to July 18, 2017** * EE has set a new peak in 15 out of the past 16 years ** 155 days after the rate case was filed on February 13, 2017

5Texas Rate Case Procedural Schedule PUC Docket No. 46831 Date Deadline for discovery on EPE direct case June 9, 2017 Intervenor’s direct testimony June 23, 2017 Staff’s direct testimony June 30, 2017 Effective date for new rates pursuant to relate back provision July 18, 2017 Cross-rebuttal testimony (staff & intervenors) July 21, 2017 EPE rebuttal testimony July 21, 2017 Prehearing Conference August 18, 2017 Hearing on the Merits Aug 21 – Sep 1, 2017  An order was issued on March 14, 2017 establishing the following procedural schedule:

6Recent Developments  On April 12, 2017, the NMPRC approved the request to delay EE’s New Mexico general rate case filing up to a date no later than July 31, 2019  EE continues to work towards a settlement agreement in the current fuel reconciliation proceeding in Texas  Expect the Commission to consider a proposed settlement in Q2 2017  EE finalized certain agreements with the Air Force Base for a large scale solar project at Holloman Air Force Base – 5 MW capacity  Construction is anticipated to be completed in Q4 2017 or early 2018

7Texas Community Solar Program- 3 MW Capacity  100% of the output was subscribed within one month Allows customers to hedge against certain future rate increases Subscription is accessible and portable in Texas service territory Customers enjoy contract flexibility  EE expects to complete construction of its first large scale solar project in Q2 2017 Largest utility-owned community solar facility in Texas  There are approximately 1,500 customers subscribed to the program Almost 400 customers are on a waiting list Customers will be contacted on a first-come-first-served basis if capacity becomes available

8Economic Growth  Recently announced projects Restoration of the the Roberts-Banner Building Renovation of the Blue Flame Building  The Substation Retail Center  The Canyons at Cimarron  Franklin Galleria Mall Resort at Montecillo  Franklin Avenue Apartments Miradores at Shadow Mountain  Plaza Del Rey

91st Quarter Key Earnings Drivers Q1 Basic EPS Description March 31, 2016 (0.14)$ Changes In: Allowance for funds used during construction (AFUDC) (0.05) Decreased due to lower construction work in progress balances, primarily due to MPS Units 3 & 4 being placed in service in May and September 2016, respectively and a reduction in the AFUDC rate effective January 2017. O&M at fossil-fuel generating plants (0.04) Increased due to maintenance outages at Newman Units 1, 3, & 4 and increased routine maintenance at MPS and Rio Grande Power Station (RG). These costs were partially offset by the sale of EE's interest in the Four Corners Power Plant and a maintenance outage at RG Unit 7 in 2016. Interest on long-term debt (0.03) Increased primarily due to the $150 million principal amount of senior notes issued in March 2016. Retail non-fuel base revenues 0.08 Increased primarily due to the recognition of non-fuel base rate increase related to the final order in the Texas 2015 rate case and the growth in the average number of retail customers; partially offset by a decrease in kWh sales from residential customers primarily due to milder weather compared to same period in 2016. Depreciation and amortization 0.02 Decreased primarily due to reductions resulting from changes in depreciation rates as approved by the PUCT and NMPRC in our 2015 Texas and New Mexico rate cases and the sale of EE's interest in Four Corners Power Plant. These decreases were offset by an increase in plant, including MPS Units 3 & 4, which were placed in service in May and September 2016, respectively. Investment and interest income 0.02 Increased primarily due to higher realized gains on securities sold from EE's Palo Verde decommissioning trusts. Other revenues 0.02 Increased primarily due to additional miscellaneous service revenues that were approved by the PUCT and NMPRC in our 2015 Texas and New Mexico rate cases, and the New Mexico energy efficiency bonus. Other 0.02 March 31, 2017 (0.10)$

10Historical Weather Summary 1,191 1,030 1,396 1,265 1,159 1,338 958 1,153 1,054 810 0 200 400 600 800 1,000 1,200 1,400 1,600 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 First Quarter HDD’s 10-Yr HDD Average – 1,135 First Quarter HDD’s • 28.6% Below 10-Year Average • 23.1% Below 1st Quarter 2016

11Q1 Retail Sales and Customers (1) Percent Change expressed as change in Q1 2017 from Q1 2016 Average No. of Customers Percent Change (1) MWH Percent Change (1) Residential 365,311 1.5% 545,128 (4.2%) C&I Small 42,076 3.8% 500,590 0.1% C&I Large 49 - % 252,998 3.3% Public Authorities 5,433 1.1% 335,563 (3.1%) Total Retail 412,869 1.7% 1,634,279 (1.6%) Cooling Degree Days 72 213% Heating Degree Days 810 (23.1%)

12Capital Requirements & Liquidity  On March 31, 2017, EE had liquidity of $220.5 million, including cash and cash equivalents of $5.2 million and unused capacity under the revolving credit facility  Expended $53.9 million for additions to utility plant for the three months ended March 31, 2017  Capital expenditures for utility plant in 2017 are expected to be approximately $215.0 million  Anticipate issuing an all-source request for proposal for generation resources in 2017

13Capital Requirements & Liquidity (Cont’d)  On January 26, 2017, the Board declared a quarterly cash dividend of $0.31 per share payable on March 31, 2017 to shareholders of record as of March 17, 2017  In Q2 2017, EE anticipates raising the annual dividend (beyond the historical $0.06 annual increase per share) to move towards achieving an annual 55% to 65% payout ratio by 2020  Two tranches of debt maturing or subject to mandatory tender for purchase in August and September 2017 for $50.0 million and $33.3 million, respectively  EE has adequate liquidity to meet all our cash requirements, including the repayment of these two tranches

14 Q & A